UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 2
                                       on
                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 24, 2000


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


         0-14710                                           52-2154066
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(Commission File Number)                      (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                    94710
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(Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code        (510) 644-1170
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          (Former name or former address, if changed since last report)

Item 7. Exhibits

1.   Press Release dated January 24, 2000.*

2. License Agreement dated as of January 25, 2000 between XOMA Ireland Limited and Baxter Healthcare Corporation (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

3.   Supply and Development Agreement dated as of January 25, 2000 between XOMA
     (US) LLC and Baxter Healthcare Corporation (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

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* Previously filed

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 9, 2000                  XOMA LTD.



                                       By:  /s/ Christopher J. Margolin
                                            ----------------------------------
                                            Christopher J. Margolin
                                            Vice President, General
                                            Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description

1.   Press Release dated January 24, 2000*

2. License Agreement dated as of January 25, 2000 between XOMA Ireland Limited and Baxter Healthcare Corporation (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

3.   Supply and Development Agreement dated as of January 25, 2000 between XOMA
     (US) LLC and Baxter Healthcare Corporation (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

------------

* Previously filed